BLACKROCK FUNDSSM
BlackRock Disciplined Small Cap Core Fund
(the “Fund”)

Supplement dated December 21, 2016 to the Summary Prospectus, the Prospectus and the Statement of Additional Information (“SAI”) of the Fund, each dated
September 28, 2016

On December 15, 2016, the Board of Trustees of BlackRock FundsSM approved a change in the name of the Fund to “BlackRock Advantage Small Cap Core Fund.” This change is expected to become effective on or about February 15, 2017.

Effective on or about February 15, 2017, the following change is made to the Fund’s Summary Prospectus, Prospectus and SAI:

BlackRock Disciplined Small Cap Core Fund is renamed BlackRock Advantage Small Cap Core Fund.

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Shareholders should retain this Supplement for future reference.

PR2SAI-DSC-1216SUP